SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2009
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References in this Report to “we,” “us,” “our” or the “company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries, including GFN North America Corp., a Delaware corporation, and its subsidiary Pac-Van, Inc., an Indiana corporation, GFN Mobile Storage Inc., a Delaware corporation, and GFN U.S. Australasia Holdings, Inc., a Delaware corporation, its subsidiary GFN Australasia Holdings Pty Limited, an Australian corporation, its subsidiary GFN Australasia Finance Pty Limited, an Australian corporation, and its subsidiary RWA Holdings Pty Limited, an Australian corporation (“RWA”). RWA and its subsidiaries are collectively referred to in this Report as “Royal Wolf.”

		Page
Item 1.01	Entry Into a Material Definitive Agreement	1

Item 9.01	Financial Statements and Exhibits	1

EXHIBIT 10.1
i

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 22, 2009 Australia and New Zealand Banking Group Limited (“ANZ”) and our Australian subsidiaries GFN Australasia Holdings Pty Ltd. (“GFNAH”), GFN Australasia Finance Pty Ltd. (“GFNAF”), Royal Wolf Trading Australia Pty Limited, RWA Holdings Pty Limited, Royal Wolf Hi-Tech Pty Ltd. and Royalwolf Trading New Zealand Ltd. entered into a Variation Letter (the “Amendment”) regarding the credit facility (the “Credit Facility”) of our Australian subsidiaries.  The Amendment amended the financial covenants for the Credit Facility so that the covenants for the quarter ending March 31, 2009 would also apply to the quarter ending June 30, 2009 and requires a principal payment of $150,000 Australian dollars (“AUD$”) to a sub-facility for the Credit Facility no later than June 17, 2009 and a principal payment of AUD$1.25 million to a sub-facility for the Credit Facility no later than September 17, 2009.

The Amendment also converted $3.1 million of short-term indebtedness owed by GFNAH to GFN and accrued but unpaid management fees owed by GFNAH to GFN of $1.3 million into a $2.3 million equity contribution by GFN to GFNAF, $1.2 million payable in monthly payments of $100,000 to GFN and a $900,000 deferred, non-current payable liability.  The Amendment requires GFN to enter into hedging agreements which hedge the foreign currency risks related to 50% of approximately $22.3 million of subordinated indebtedness owed by GFNAF to Bison Capital Australia, L.P. (“Bison”) and requires the conversion of promissory notes with an aggregate value of at least $9 million Australian dollars issued by GFN to GFNAH into equity of GFNAF no later than June 30, 2009.  The Amendment provides that management fees owed by GFNAH to GFN for the fiscal years ending June 30, 2009 and June 30, 2010 must be accrued and not paid without ANZ’s prior consent and that $5.5 million owed by GFNAF to Bison and maturing on July 1, 2010 cannot be extended or refinanced without ANZ’s prior consent.  The Amendment further provides that the interest rates applicable to indebtedness outstanding under the Credit Facility and a restructuring fee will be determined in the future.

A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

Exhibit:

10.1	Variation Letter dated as of May 14, 2009 among Australasia Holdings Pty Ltd., GFN Australasia Finance Pty Ltd. and Australia and New Zealand Banking Group Limited

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: May 22, 2009	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Variation Letter dated as of May 14, 2009 among Australasia Holdings Pty Ltd., GFN Australasia Finance Pty Ltd. and Australia and New Zealand Banking Group Limited